Bond Market Index Account – Class 1 Shares

Principal Variable Contracts Funds, Inc. Summary Prospectus April 30, 2012

Before you invest, you may want to review the Account’s prospectus, which contains more information about the Account and its risks. You can find the Account’s prospectus and other information about the Account online at www.principalfunds.com/pvcprospectus. You can also get this information at no cost by calling 1‑800-222-5852 or by sending an email request to prospectus@principalfunds.com.

This Summary Prospectus incorporates by reference the Statutory Prospectus dated April 30, 2012 and the Statement of Additional Information dated April 30, 2012 (which may be obtained in the same manner as the Prospectus).

Objective:  The Account seeks to provide current income.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.25%
Other Expenses (1)	0.02
Total Annual Account Operating Expenses	0.27%

(1) Other expenses estimated for the year ending December 31, 2012.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Bond Market Index Account - Class 1	$28	$87

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. This is a new Account and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets in debt securities held by the Barclays Capital U.S. Aggregate Bond Index (the "Index") at the time of purchase. The Index is composed of investment grade, fixed rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. The Account employs a passive investment approach designed to attempt to track the performance of the Index. The Account may actively trade portfolio securities. Under normal circumstances, the Account maintains an average portfolio duration that is in line with the duration of the Barclays Capital U.S. Aggregate Bond Index, which as of December 31, 2011 was 5.01 years.

Principal Risks

The Account may be an appropriate investment for investors interested in investing in a fixed-income mutual fund and preferring a passive, rather than active, management style.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Active Trading Risk. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

No performance is shown because the Account has not yet had a calendar year of performance. The Account’s performance will be benchmarked against the Barclays Capital U.S. Aggregate Bond Index.

Management

Investment Advisor:  Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Mellon Capital Management Corporation

•         David C. Kwan (since 2012), Managing Director, Fixed Income Management and Trading

•         Gregg Lee (since 2012), Vice President, Senior Portfolio Manager, Fixed Income

•         Zandra Zelaya (since 2012), Director, Portfolio Manager, Fixed-Income

Tax Information

The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments may also create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend one share class of the Fund over another share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's Web site for more information.